Arbitral Award Enforcement:	3 Months Ended
Mar. 31, 2016
Arbitral Award Enforcement: [Abstract]
Arbitral Award Enforcement:

Note 3.      Arbitral Award Enforcement:

SETTLEMENT EFFORTS

On February 24, 2016, we entered into a Memorandum of Understanding (the "MOU") with the Venezuelan government that contemplates settlement, including payment and resolution, of the amounts awarded (including pre and post award interest and legal costs) (the “Arbitral Award” or “Award”) by the International Centre for Settlement of Investment Disputes (“ICSID”) in respect of the Brisas Project, an amount yet to be agreed to by the parties in exchange for the Company's contribution of the mining data related to the Brisas Project (the “Mining Data”), as well as the development of the Brisas and the adjacent Cristinas gold-copper project, which will be combined into one project (the "Brisas-Cristinas Project") by the parties.

Under the terms proposed in the MOU, Venezuela would proceed with payment of the Award including accrued interest pursuant to a settlement agreement and thereafter enter into a mixed company agreement whereby the Venezuelan Republic or its designate would own 55% and we would own 45% of a company organized to develop the Brisas-Cristinas properties (the "Mixed Company"). The terms contemplated by the MOU are subject to various conditions, including without limitation, receipt of all necessary regulatory and corporate approvals and the successful negotiation and execution of definitive agreements.  In addition, Venezuela would pay an amount to be agreed upon for our contribution of the Mining Data to the Mixed Company.

Following completion of the definitive agreements, it is anticipated that Venezuela, with our assistance, would work to complete the financing to fund the contemplated payments to us pursuant to the Award and for our Mining Data plus $2 billion towards the anticipated capital costs of the Brisas-Cristinas Project.  Upon payment of the Award, we will cease all legal activities related to the collection of the Award.

The Brisas and Cristinas properties, together with our technical data with respect to the Brisas Project, would be transferred to the Mixed Company. We also anticipate that we will be engaged under a technical assistance agreement to provide procurement, engineering and construction services for the project. The parties would also seek, subject to the approval of the National Executive Branch of the Venezuelan government, the creation of a special economic zone providing the establishment of a special customs framework for the Mixed Company and other tax and economic benefits.

The MOU is not binding on either party and may be unilaterally terminated by either party at any time upon simple communication to the other party indicating the date of termination.  The MOU was initially scheduled to terminate on April 24, 2016, but it was extended by the parties to May 12, 2016.

We are required to satisfy our outstanding obligations under the Convertible Notes and the CVRs and intend to distribute to our shareholders substantially all of the net proceeds (subject to the payment of all outstanding or incurred corporate obligations and/or taxes) following any payment by Venezuela under the Award or with respect to contribution by us of the Mining Data to the Mixed Company.

ENFORCEMENT AND COLLECTION EFFORTS

In October 2009, we initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the ICSID of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project in violation of the terms of the Treaty between the Government of Canada and the Government of Venezuela for the Promotion and Protection of Investments (the "Canada-Venezuela BIT"). (Gold Reserve Inc. v. Bolivarian Republic of Venezuela (ICSID Case No. ARB(AF)/09/1)).

The September 22, 2014 ICSID Arbitral Award

On September 22, 2014, the ICSID Tribunal unanimously awarded us the Arbitral Award totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The  Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually (approximately $64,000 per day based on current rates) for a total estimated Award as of the date of this report of $772 million. An ICSID Additional Facility Award is enforceable globally in jurisdictions that allow for the recognition and enforcement of commercial arbitral awards.

The December 15, 2014 Reconfirmation of Arbitral Award

Subsequent to the issuance of the Arbitral Award, both parties filed requests for the ICSID Tribunal to correct what each party identified as "clerical, arithmetical or similar errors" in the Award as is permitted by the rules of ICSID's Additional Facility. We identified what we considered an inadvertent arithmetic error that warranted an increase in the Arbitral Award of approximately $50 million and Venezuela identified what it contended were significant inadvertent arithmetic errors that supported a reduction of the Award by approximately $361 million. On December 15, 2014, the Tribunal denied both parties' requests for correction and reaffirmed the Award originally rendered in our favor on September 22, 2014 (the "December 15th Decision"). This proceeding marked the end of the Tribunal's jurisdiction with respect to the Award.

Although the process of getting an award recognized and enforced is different in each jurisdiction, the process in general is-we file a petition or application to confirm the Award with the competent court; Venezuela has the right to oppose such petition for confirmation or recognition; thereafter there are a number of filings made by both parties and in some cases hearings before the court.  If the court subsequently confirms the enforcement of the Award then the court will issue a judgment against Venezuela. Thereafter we will begin the process of executing the judgment by identifying and attaching specific property owned by Venezuela that is not protected by sovereign immunity. Currently, we are diligently pursuing enforcement and collection of the Award in France, England, Luxembourg and the United States.

Our Intent to Distribute Collection of the Arbitral Award to Shareholders

Subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the ICSID Award or sale of the Mining Data including payments pursuant to the terms of the Convertible Notes (if not otherwise converted), Interest Notes, CVRs, Bonus Plan and Retention Plan (all as defined herein) or undertakings made to a court of law, our current plans are to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any net proceeds.

Obligations Due Upon Collection of Arbitral Award and Sale of Brisas Technical Mining Data

The Board of Directors (the "Board") approved a Bonus Pool Plan (the "Bonus Plan") in May 2012, which is intended to reward the participants, including executive officers, employees, directors and consultants, for their past and future contributions including their efforts related to the development of the Brisas Project, execution of the Brisas Arbitration and the collection of an award or sale of the Mining Data, if any. The bonus pool under the Bonus Plan will generally be comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. Participation in the Bonus Plan vests upon the participant's selection by the Committee of independent directors, subject to voluntary termination of employment or termination for cause. We also maintain the Gold Reserve Director and Employee Retention Plan (See Note 9).  Units (the "Retention Units") granted under the plan become fully vested and payable upon: (1) collection of proceeds from the Arbitral Award and/or sale of the Mining Data and we notify our shareholders that we will distribute a substantial majority of the proceeds to them or, (2) the event of a change of control. We currently do not accrue a liability for the Bonus or Retention Plan as events required for payment under the Plans have not yet occurred. By agreement, in December 2015 the Company paid approximately $2.5 million in legal fees which were deferred during the arbitration and became payable as a result of the Award. This agreement included a reduction of $0.5 million from the original amount due of $3.1 million and a deferral of an additional $0.1 million until collection of the Award. The total amount of contingent legal fees which will become payable upon the collection of the Award is approximately $1.8 million.

We also have outstanding CVRs which entitle each holder that participated in the note restructuring completed in 2012 to receive, net of certain deductions (including income tax calculation and the payment of our then current obligations), a pro rata portion of a maximum aggregate amount of 5.468% of the proceeds actually received by us with respect to the Arbitral Award or disposition of the Mining Data related to the development of the Brisas Project. The proceeds, if any, could be cash, commodities, bonds, shares and/or any other consideration we received and if such proceeds are other than cash, the fair market value of such non-cash proceeds, net of any required deductions (e.g., for taxes) will be subject to the CVRs and will become our obligation only as the Arbitral Award is collected.